UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2009

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On April 8, 2009 Bio-Matrix Scientific Group, Inc. (“Company”) entered into an agreement with Dr. Brian Koos  (“Agreement”) whereby Dr. Koos shall be obligated to :

(i)            Advise the Company in determining specific studies and time-lines that are needed (a) to establish the clinical usefulness of a Screening Test for Gestational Diabetes licensed by the Company from the Regents of the University of California  (the "Screening Test") and (b) to create a new rapid analysis method for screening large populations (collectively, the "Technology").

(ii)   Serve on the Company’s Medical Advisory Board ("MAB") in order to provide advice to the Company regarding the Technology and other related technologies or approaches as the Company may from time to time reasonably request.

(iii)          Advise the Company in:

(a) the design and completion of the specific studies that demonstrate the clinical usefulness of the Screening Test  and

(b) establishing and validating a new method for rapid screening of large populations.

The Term of the Agreement is 5 years. Dr. Koos compensation pursuant to the Agreement shall be 325,000 shares of the Company’s common stock (“Consideration Shares”). 250,000 of the  Consideration Shares shall be subject to restrictions on transfer and risk of forfeiture (“Share Restrictions”). These Share Restrictions shall no longer apply upon the successful completion of tasks required of Dr. Koos pursuant to the Agreement.

Dr. Brian Koos is currently a professor of Obstetrics and Gynecology at the David Geffen School of Medicine at UCLA.

Item 1.01     Entry into a Material Definitive Agreement

On April 21, 2009 Bio-Matrix Scientific Group, Inc. (“Company”) entered into a Separation and Distribution Agreement  (“Agreement”)with the Company's wholly-owned subsidiary, Entest Biomedical, Inc. ("Entest") whereby the Company has agreed to spinoff the pro rata to the holders of its common and   preferred stock 100% of the share capital of Entest subject to certain terms and conditions (“Distribution”).  Pursuant to the Agreement, the Company agrees to use reasonable efforts to complete the Distribution on or before July 31, 2009. The Company shall, in its sole and absolute discretion, determine the date of the consummation of the Distribution, all terms of the Distribution, and the timing of and conditions to the consummation of the Distribution. In addition, the Company may at any time and from time to time until the completion of the Distribution, modify or change the terms of the Distribution. Entest  shall cooperate with the Company in all respects to accomplish the Distribution and shall, at the Company’s direction, promptly take any and all actions necessary or desirable to effect the Distribution.

Item 3.03     Material Modification to Rights of Security Holders.

On or about April 21, 2009   Bio Matrix Scientific Group, Inc. (“Company”) filed a CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B PREFERRED STOCK (“Certificate of Designations”) with the Delaware Secretary of State setting forth the preferences rights and limitations of a newly authorized series of preferred stock designated and known as “Series B Preferred Stock” (hereinafter referred to as “Series B Preferred Stock”).

The Board of Directors of the Company has authorized 2,000,000  shares of the Series B Preferred Stock. With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Series B Preferred Stock shall be entitled to cast that number of votes which is equivalent to the number of shares of Series B Preferred Stock owned by such holder times two. Except as otherwise required by law, holders of Common Stock, other series of Preferred issued by the Corporation,  and Series B Preferred Stock shall vote as a single class on all matters submitted to the stockholders. The holders of Series B Preferred Stock shall be entitled receive dividends, when, as and if declared by the Board of Directors in accordance with Delaware Law, in its discretion, from funds legally available therefore. On any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series B Preferred Stock shall receive, out of assets legally available for distribution to the Company's stockholders, a ratable share in the assets of the Corporation.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On or about April 21, 2009, the Company filed with the Delaware Secretary of State a  CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B PREFERRED STOCK (“Certificate of Designations”) with the Delaware Secretary of State setting forth the preferences rights and limitations of a newly authorized series of preferred stock designated and known as “Series B Preferred Stock” This Certificate of Designation is filed as Exhibit 3(i)  to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01     Other Events.

On April 21, 2009 the Board of Directors of Bio-Matrix Scientific Group, Inc. (“Company”) authorized

(a)
a dividend to Common shareholders of record as of May 5, 2009 (“Record Date”) to be paid to Common shareholders on or about May 15, 2009 such dividend to be payable in shares of the company’s authorized but unissued Series B Preferred stock .0001 par value and to consist of one share of Series B Preferred Stock for every fifty shares of Bio-Matrix Scientific Group, Inc. Common Stock owned as of the Record Date. The Preferred Share dividends will only be issued in the name of the beneficial owner of the Bio-Matrix Scientific Group Common Stock and no dividend shares will be issued in the name of a broker dealer to disseminate to its clients. Broker Dealers holding Common shares on behalf of clients shall be required to produce lists of Common shareholders designated by such Broker-Dealers as beneficial owners of the Company’s Common stock as of the Record Date. Any lists provided by Broker Dealers must reconcile with records on file with the Depository Trust and Clearance Corporation before the dividend may be paid by the Company

(b)
a dividend to Preferred shareholders of record as of May 5, 2009 (“Record Date”) to be paid to Preferred shareholders on or about May 15, 2009, such dividend to be payable in shares of the company’s authorized but unissued preferred stock .0001 par value and to consist of one share of Series B Preferred Stock for every fifty shares of Bio-Matrix Scientific Group, Inc. Preferred Stock owned as of the Record Date. The Preferred Share dividends will only be issued in the name of the beneficial owner of the Bio-Matrix Scientific Group Preferred Stock and no dividend shares will be issued in the name of a broker dealer to disseminate to its clients. The Preferred Share dividends will only be issued in the name of the beneficial owner of the Bio-Matrix Scientific Group Preferred Stock and no dividend shares will be issued in the name of a broker dealer to disseminate to its clients. Broker Dealers holding Preferred shares on behalf of clients shall be required to produce lists of Preferred shareholders designated by such Broker-Dealers as beneficial owners of the Company’s Preferred stock as of the Record Date. Any lists provided by Broker Dealers must reconcile with records on file with the Depository Trust and Clearance Corporation before the dividend may be paid by the Company. To the knowledge of the Company, currently no Preferred Shares are being held by Broker Dealers on behalf of clients.

Item 9.01.     Financial Statements and Exhibits.

EXHIBIT INDEX
Exhibit Number	Description

Ex. 3(i)	Certificate of Designations
Ex. 10.1	Agreement by and between Bio-Matrix Scientific Group, Inc. and Dr. Brian Koos
Ex. 10.2	Agreement by and between Bio-Matrix Scientific Group, Inc. and Entest Biomedical, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: April 28, 2009

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